CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2013	Dec. 31, 2012
CONSOLIDATED BALANCE SHEETS
Accounts receivable trade, allowance	$ 38,482,827	$ 47,582,217
Advances to suppliers, allowance	10,086,278	9,639,629
Advances to suppliers, allowance	$ 29,960,552	$ 28,905,858
Common share, par value (in dollars per share)	$ 0.00	$ 0.00
Common shares, shares issued (in shares)	51,034,343	43,242,426
Common shares, shares outstanding (in shares)	51,034,343	43,242,426